UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 06, 2023

MSP Recovery, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39445	84-4117825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Le Jeune Road Floor 10
Coral Gables, Florida		33134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 614-2222

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LIFW	The NASDAQ Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	LIFWW	The NASDAQ Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $0.0001 per share	LIFWZ	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2023, MSP Recovery, Inc., a Delaware corporation d/b/a LifeWallet (Nasdaq: LIFW) (the “Company”) entered into a Company Common Stock Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“YAII”). YAII is a fund managed by Yorkville Advisors Global, LP, (“Yorkville”) headquartered in Mountainside, New Jersey.

Upon the satisfaction of the conditions to Yorkville’s purchase obligation set forth in the Purchase Agreement, the Company will have the right, but not the obligation, from time to time at the Company’s discretion until the first day of the month following the 36-month anniversary of the date of the effective date of the Initial Registration Statement related to the Purchase Agreement (unless earlier terminated), to direct Yorkville to purchase up to the lesser of (i) $1 billion of the Company’s Class A Common Stock, par value $0.0001 (“Common Stock”), in the aggregate, and (ii) the aggregate number of shares of Common Stock that would be issued pursuant to Purchase Agreement and the transactions contemplated hereby would exceed 650,000,000 shares of Common Stock (or, if less, 19.99% of the voting power or number of shares of combined Common Stock and Class V Common Stock of the Company issued and outstanding immediately prior to the execution of Purchase Agreement (the “Exchange Cap”), except as may otherwise be provided for in the Purchase Agreement, (each such sale, a “VWAP Purchase”) by delivering written notice to Yorkville (each, an “VWAP Purchase Notice.”). The shares of Common Stock purchased pursuant to a VWAP Purchase will be purchased at a price equal to 98.0% of the VWAP on the effective date of the applicable VWAP Purchase Notice. “VWAP” means, for any trading day, the daily volume weighted average price of the Company’s common stock for such date as reported by Bloomberg L.P. during regular trading hours.

While there is no mandatory minimum amount for any individual VWAP Purchase, it may not exceed the greater of(i) a number of shares of Common Stock, which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in beneficial ownership by Yorkville of more than 4.99% of the outstanding voting power or shares of Common Stock, and (ii) a number of shares of Common Stock equal to 33% of the aggregate shares of Common Stock traded on its principal market on the trading day of the applicable VWAP Purchase Notice. No more than 1 billion shares of Common Stock may be sold pursuant to the Purchase Agreement.

Concurrently with entering into the Purchase Agreement, the Company also entered into a registration rights agreement with Yorkville (the “Registration Rights Agreement”), pursuant to which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (each, a “Registration Statement”) as necessary to register for sale under the Securities Act of 1933, as amended (the “Securities Act”), Common Stock that may be issued to Yorkville under the Purchase Agreement.

The foregoing is a summary description of certain terms of the Purchase Agreement and Registration Rights Agreement. For a full description of all terms, please refer to copies of the Purchase Agreement and Registration Rights Agreement that are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and each of which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

In addition, on January 6, 2023, the Company agreed to (i) terminate that certain (x) Purchase Agreement, dated May 17, 2022, with CF Principal Investments LLC (“CFPI”) and (y) confirmation (the “Confirmation”), dated May 17, 2022 for an OTC Equity Prepaid Forward Transaction by and between CFPI and the Company and (ii) amend the Underwriting Agreement, dated as of August 13, 2020, between the Company and Cantor Fitzgerald & Co., an affiliate of CFPI (“CF&CO”), to pay up to $3,622,500 in shares of Common Stock, less any shares of Common Stock that have already been paid to CF&CO (the “Deferred Fee Shares”).

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, YAII represented to the Company, among other things, that it is an institutional “accredited investor” as defined in Rule 501(a)(3) of Regulation D under the Securities Act and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to YAII in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

On January 6, 2023, the Company also agreed to pay an advisory fee to CF&CO for certain capital markets advisory services, of which $3,750,000 will be paid in shares of Common Stock (the “Advisory Fee Shares” and, together with the Deferred Fee Shares, the “Fee Shares”). Such Fee Shares are to be issued to CF&CO no later than January 31, 2023 in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Company has also agreed to file with the SEC a Registration Statement to register the Fee Shares for sale under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
10.1	Purchase Agreement
10.2	Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP Recovery, Inc.

Date:	January 12, 2023	By:	/s/ Calvin Hamstra
Name: Calvin Hamstra Title: Chief Financial Officer